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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                October 25, 2001


GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of October 1, 2001, providing for the issuance of Thornburg Mortgage Securities Trust 2001-1, Mortgage Loan Pass-Through Certificates, Series 2001-1)

                       Greenwich Capital Acceptance, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                      333-60904               06-1199884
----------------------------            ---------               ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      Of Incorporation)                File Number)         Identification No.)



          600 Steamboat Road
            Greenwich, CT                                 06830
         --------------------                             -----
    (Address of Principal Executive                     (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (203) 625-2700

                                    No Change
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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         Item 5. Other Events.

         McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-60904) in connection with various transactions. Legal opinions by McKee Nelson LLP for the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and
Exhibit 23.1.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

   (a)   Not applicable.

   (b)   Not applicable.

   (c)   Exhibits:

         5.1 Opinion of McKee Nelson LLP as to legality (including consent of such firm).

         8.1 Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

         23.1     Consent of McKee Nelson LLP (included in Exhibit 5.1).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENWICH CAPITAL ACCEPTANCE, INC.



                                        By: /s/ Prue Larocca
                                           -----------------------------------
                                           Name:  Prue Larocca
                                           Title: Senior Vice President



Dated:  October 25, 2001



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                                  EXHIBIT INDEX



Exhibit No.                Description                                 Page No.
-----------                -----------                                 --------


5.1 Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1         Opinion of McKee Nelson LLP as to certain tax matters
            (including consent of such firm included in Exhibit
            5.1).

23.1        Consent of McKee Nelson LLP (included in Exhibit 5.1).


                                        4
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                                                      EXHIBITS 5.1, 8.1 AND 23.1



                                                                October 25, 2001

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, CT  06830


         Re: Greenwich Capital Acceptance, Inc., Registration Statement on Form S-3

Ladies and Gentlemen:

         We will act as counsel for Greenwich Capital Acceptance, Inc., a Delaware corporation, and Financial Asset Securities Corp., a Delaware corporation (the "Registrants"), in connection with the registration statement on Form S-3 (the "Registration Statement") relating to Mortgage-Backed/Asset-Backed Certificates (the "Certificates") and Mortgage-Backed/Asset-Backed Notes (the "Notes" and, together with the Certificates, the "Securities") and with the authorization and issuance from time to time in one or more series (each, a "Series") of the Securities. The Securities are being registered pursuant to the Securities Act of 1933, as amended (the "Act"), by means of a Registration Statement of the Company on Form S-3. The Securities will be offered pursuant to the prospectus, as supplemented by a prospectus supplement (the "Base Prospectus" and applicable "Prospectus Supplement," respectively), which will be filed with the Commission pursuant to Rule 424 under the Securities Exchange Act. As set forth in the Registration Statement, each Series of Certificates will be issued under and pursuant to the conditions of a separate pooling and servicing agreement, master pooling and servicing agreement, pooling agreement or trust agreement (each, an "Agreement") among the related Registrant, a trustee (the "Trustee") and, where appropriate, a servicer or master servicer (the "Servicer"), each to be identified in the Prospectus Supplement for such Series of Certificates. As also set forth in the Registration Statement, each Series of Notes will be issued under a separate indenture and related series supplement (collectively, an "Indenture") between and owner trust established by the related Registrant and an indenture trustee, each to be identified in the related Prospectus Supplement for such Series of Notes.

         We have examined copies of the Certificate of Incorporation of Greenwich Capital Acceptance, Inc., the Restated Certificate of Incorporation of Financial Assets Securities Corp., the Bylaws of each Registrant and forms of each Agreement and Indenture, as filed or incorporated by reference as exhibits to the Registration Statement, and the forms of Securities included in any Agreement so filed or incorporated by reference in the Registration Statement and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.


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         Based upon the foregoing, we are of the opinion that:

         i. When any Agreement relating to a Series of Certificates has been duly and validly authorized by all necessary action on the part of the related Registrant and has been duly executed and delivered by such Registrant, the Trustee or the Owner Trustee, as applicable, any Servicer, if applicable, and any other party thereto, such Agreement will constitute a legal, valid and binding agreement of such Registrant, enforceable against such Registrant in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter relating to or affecting creditors' rights generally or by general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

         ii. When a Series of Certificates has been duly authorized by all necessary action on the part of such Registrant (subject to the terms thereof being otherwise in compliance with applicable law at such time), duly executed and authenticated by the Trustee or Owner Trustee for such Series in accordance with the terms of the related Agreement and issued and delivered against payment therefore as described in the Registration Statement, such Series of Certificates will be legally and validly issued, fully paid and nonassessable, and the holders thereof will be entitled to the benefits of the related Agreement.

         iii. When any Indenture relating to a Series of Notes has been duly and validly authorized by all necessary action on the part of the Trust and has been duly executed and delivered by the Trust, the Indenture Trustee and any other party thereto, such Indenture will constitute a legal, valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         iv. When a Series of Notes has been duly authorized by all necessary action on the part of the Trust (subject to the terms thereof being otherwise in compliance with applicable law at such time), duly executed and authenticated by the Indenture Trustee for such Series in accordance with the terms of the related Indenture and issued and delivered against payment therefor as described in the Registration Statement, such Series of Notes will be legally and validly issued, fully paid and nonassessable, and the holders thereof will be entitled to the benefits of the related Indenture.

         We have also reviewed the tax discussion under the heading "Material Federal Income Tax Consequences" in the Base Prospectus. Such description does not purport to discuss all possible federal income tax ramifications of the proposed issuance, but with respect to those federal income tax consequences that are discussed, in our opinion, the description is accurate in all material respects.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding choice of law principles


                                        6
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therein), the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

         We hereby consent to the filing of this letter and to the references to this firm under the headings "Legal Matters" and "Material Federal Income Tax Consequences" in the Base Prospectus and applicable Prospectus Supplement, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or any Prospectus Supplement.



                                        Very truly yours,

                                        /s/ McKee Nelson LLP
                                        McKee Nelson LLP